UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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NATION ENERGY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NATION ENERGY INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, NOVEMBER 18, 2016

To Our Shareholders:

Notice is hereby given that the annual and special meeting (the “Meeting”) of the shareholders of Nation Energy Inc. (“we”, “us”, “our”, “Nation” or the “Company”) will be held at the offices of PointAcross Info Network, LLC, 25 Edwards Court, Burlingame, California 94010 at 4:15 p.m. (Pacific time) on Friday, November 18, 2016 for the following purposes:

1.       To elect John R. Hislop, David N. Siegel, and Darrel J. Causbrook as directors;

2.       To ratify the appointment of our independent registered public accounting firm;

3.       To approve our proposed director and officer equity compensation plan; and

4.       To transact such other business, if any, as may properly come before the Meeting.

The accompanying proxy statement provides additional information in relation to the Meeting and is supplemental to, and expressly made part of, the Notice of Annual and Special Meeting. These items of business are more fully described in the proxy statement accompanying this Notice.

Only shareholders of record at the close of business on October 20, 2016 are entitled to notice of and to vote at the Meeting. Whether or not you expect to attend the Meeting in person, the Company urges you to submit your vote as promptly as possible by following instructions provided in the proxy card. You may revoke your proxy at any time before the Meeting. If your shares are held in the name of a broker, bank, or other nominee, please follow the instructions in the voting instruction card furnished to you by such record holder. Even if you have voted by proxy, you may still vote in person if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Meeting, you must obtain a valid proxy issued in your name from that record holder.

By Order of the Board of Directors

            /s/ David N. Siegel

David N. Siegel

Chairman of the Board

November 1, 2016

NATION ENERGY INC.

PROXY STATEMENT

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOVEMBER 18, 2016

Questions and Answers about the Meeting of Shareholders

Why am I receiving these materials?

The board of directors of Nation Energy Inc. (“we”, “us”, “our”, “Nation” or the “Company”) is soliciting proxies for use at the annual and special meeting to be held on Friday, November 18, 2016, or at any adjournment of the annual and special meeting (the “Meeting”) from shareholders of shares of common stock of our company. These materials were first sent or given to our shareholders on or about November 7, 2016.

What is included in these materials?

These materials include:

  the notice of the Meeting of shareholders;
  this proxy statement for the Meeting of shareholders;
  the proxy card; and
  our annual report on Form 10-K for the year ended March 31, 2016, as filed with the Securities and Exchange Commission on June 29, 2016, with an annual report to security holders addendum.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on Friday, November 18, 2016

Above materials are also available at http://nationenergy.com/agm

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the Meeting?

Our shareholders will vote on:

1. the election of John R. Hislop, David N. Siegel, and Darrel J. Causbrook as directors;

2. the ratification of the appointment of our independent registered public accounting firm; and

3. the approval of our proposed director and officer equity compensation plan.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on the proposals described in this proxy statement. You are invited to attend the Meeting, but you do not need to attend the Meeting in person to vote your shares of our common stock. Even if you do not plan to attend the Meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the Meeting?

Our board of directors has fixed the close of business on October 20, 2016 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment. If you were a shareholder of record on the record date, you are entitled to vote at the Meeting.

As of the record date, 1,050,020,000 shares of our common stock were issued and outstanding and, therefore, a total of 1,050,020,000 votes are entitled to be cast at the Meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date.

How do I vote my shares?

If you are a shareholder of record, you may vote in person at the Meeting or by proxy.

  To vote in person, come to the Meeting, and we will give you a ballot when you arrive.
  If you do not wish to vote in person or if you will not be attending the Meeting, you may vote by proxy by following instructions provided in the proxy card.

If you hold your shares of our common stock in “street name” and:

  you wish to vote in person at the Meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares of our common stock giving you the right to vote the shares of our common stock at the Meeting.
  you do not wish to vote in person or you will not be attending the Meeting, you must vote your shares of our common stock in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares of our common stock.

What is the difference between a shareholder of record and a “street name” holder?

If your shares of our common stock are registered directly in your name with our transfer agent, Interwest Transfer Co., Inc., then you are a shareholder of record with respect to those shares.

If your shares of our common stock are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the shareholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name”. Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares of our common stock registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name”, you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.  To be elected, a nominee shall have received a plurality of the votes cast by holders of shares entitled to vote in the election.  There is no cumulative voting in the election of directors.

Any proposals for approval of amendments of our articles of incorporation require the affirmative vote of shareholders holding shares in our company entitling them to exercise at least a majority of the voting power.  This means that each proposal must receive “For” votes from the holders of at least 525,010,001 shares of our common stock.

All other proposals require the affirmative vote of the holders of a majority of the stock having voting power in person or represented by proxy at the Meeting. Therefore, for the other proposals to be approved, each proposal must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

How are votes counted?

For the election of directors, you may vote “For” or “Withhold” for each nominee.  Votes that are withheld will not be counted towards the vote total for the election of directors.  Broker non-votes, if any, will not be counted towards the vote total for the election of directors and thus have no effect on the outcome of the vote on the election of directors.

For all other proposals, you may vote “For”, “Against”, or “Abstain” for each proposal. Votes that are abstained will be counted towards the vote total for the proposal and thus have the same effect as “Against” votes.  Broker non-votes, if any, will not be counted towards the vote total for the proposals and thus have no effect on the outcome of the vote on the proposals.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a shareholder of record and you submit your proxy without specifying how you want to vote your shares of our common stock, then the proxy holder will vote your shares in the manner recommended by our board of directors.

If you hold your shares in street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the shareholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but has no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of shareholders is necessary for the transaction of business at the Meeting.  Shareholders holding at least a majority of the shares of our common stock issued and outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum at the Meeting. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly vote by proxy or are present in person at the Meeting.  Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the shareholders entitled to vote at the Meeting, present in person or represented by proxy, will have power to adjourn the meeting without notice other than announcement at the meeting, until a quorum is present or represented.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

•         “For” the election of John R. Hislop, David N. Siegel and Darrel J. Causbrook as directors;

•         “For” the ratification of the appointment of the independent registered public accounting firm; and

•         “For” the approval of our proposed director and officer equity compensation plan.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Meeting. If you are a shareholder of record, you may vote by proxy again on a later date, or by attending the Meeting and voting in person. Your attendance at the Meeting will not automatically revoke your proxy unless you vote again at the Meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering us, at RPO Box 60610 Granville Park, Vancouver, British Columbia V6H 4B9, Attention: President, a written notice of revocation prior to the Meeting.

If you hold your shares in street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the Meeting?

You may call us at 604.331.3399 if you want to obtain information or directions to be able to attend the Meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the Meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Forward-Looking Statements

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

References in this proxy statement to “$” refer to the currency of the United States of America.  References to AUD$ refer to the currency of Australia.

VOTING SECURITIES

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 20, 2016, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our directors and executive officers and by our directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)
Common Stock	John R. Hislop PO Box 7814 Ringwood, UK BH24 9FF	145,403,500	Direct	13.848%
Common Stock	Paltar Petroleum Limited	900,000,000	Direct	85.713%

Common Stock	Directors and Current Executive Officers as a group (1 person)	145,403,500	Direct	13.848%

(1)

Percentage of ownership is based on 1,050,020,000 shares of our common stock issued and outstanding as of October 20, 2016. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares of our common stock, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock subject to stock options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such stock option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Changes in Control

On September 29, 2016, as contemplated under the third amended and restated agreement between the Company and Paltar Petroleum Limited (“Paltar”) dated August 30, 2015, and as further amended (the “Third Agreement”), we issued 900,000,000 shares of common stock to Paltar at a value of $0.03 and one-third cent per share (“The Paltar Common Stock Issuance”), subject to the restrictions on the transfer of shares as set forth in the Third Agreement.

Upon the issuance to Paltar, it acquired control of the Company, as it now holds 85.7% of the issued and outstanding voting common stock of the Company. The consideration used by Paltar was its agreement, under the Third Agreement and those certain earning agreements dated May 31, 2016 (the “Earning Agreements”), to transfer certain Australian oil and gas exploration and development permits and related assets to Nation Australia pursuant to the terms of the Earning Agreements. As the source of its consideration, Paltar has received certain exploration permits from the Northern Territory of Australia and has subjected those permits, and certain other applications for exploration permits, to the terms of the Earning Agreements.

Prior to The Paltar Common Stock Issuance, Mr. John Hislop held control of the Company by virtue of his then-ownership of 96.92% of the then-issued-and-outstanding voting common stock of the Company.

The Company is not aware of any arrangements among members of both the former and new control groups and their associates with respect to election of directors. Regarding other matters, the terms of the Third Agreement provide restrictions on resale of the common stock of the Company held by Mr. Hislop and by Paltar.

Proposal No. 1
Election of Directors

Our board of directors has nominated John R. Hislop, David N. Siegel and Darrel J. Causbrook for election as directors. Unless otherwise directed, the proxy holder will vote the proxies received by him for John R. Hislop, David N. Siegel and Darrel J. Causbrook.

Management has no reason to believe that any of the nominees is unable or unwilling to serve, if elected. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the board of directors.

Our Board of Directors unanimously recommends that you vote FOR each of the three nominees.

Nominee

Name	Age	Positions Held with Our Company
John R. Hislop	63	President, Chief Executive Officer, Chief Financial Officer, Vice President, Secretary and Director
David N. Siegel	54	Chairman of the Board and Director
Darrel J. Causbrook	60	Director

The following is a brief account of the education and business experience during the past five years of the nominees, indicating the principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

John R. Hislop, interim president and chief executive officer, chief financial officer, vice president, secretary and director

Mr. Hislop has been the President and Chief Executive Officer of our company since March 15, 2016, Vice President of our company since September 15, 2015  and the Chief Financial Officer, Secretary and a Director of our company since June 1999. Mr. Hislop was also President and Chief Executive Officer of our company from October 22, 2003 to September 15, 2015.  Since 1990, Mr. Hislop has been working as an independent financial consultant and has served as an officer and director of various emerging growth companies.  Mr. Hislop is currently serving as a Director and/or Officer on the following company: Director of XXL Energy Corp. (formerly Exxel Energy Corp.) since October 15, 2001, Chairman of the Board of XXL Energy Corp. (formerly Exxel Energy Corp.) since July 27, 2006, President and Chief Executive Officer of XXL Energy Corp. (formerly Exxel Energy Corp.) since December 31, 2008.  In the past five years, Mr. Hislop has also served as a director of the following companies: formerly a Director of Patriot Petroleum Corp. from April 7, 1999 to February 16, 2011 (Mr. Hislop also served as President and Chief Executive Officer of Patriot Petroleum Corp. from October 22, 2003 to November 26, 2010); and formerly a Director of Q Investments Ltd., (formerly Cubix Investments Ltd.), an investment holding company for various public oil and gas companies, from February 1994 to December 2014.  Mr. Hislop trained as a Chartered Accountant with Ernst & Young and has a bachelor of Commerce in Finance from the University of British Columbia.We believe Mr. Hislop is qualified to serve on our board of directors because of his knowledge of our company’s history and current operations, which he gained from working for our company as described above, in addition to his education and business experience as described above.

David N. Siegel, chairman of the board and director

Mr. Siegel has been the Chairman of the Board and a Director of our company since 2015.  He currently serves as Chief Executive Officer of AWAS, one of the ten largest global aircraft leasing firms with $8 BB is assets. Prior to AWAS, Siegel served for four years as President and Chief Executive Officer of Frontier Airlines, a private equity backed ultra-low cost carrier based in Denver, transforming it from the brink of bankruptcy to one of the world's most profitable airlines. Over the past 20 years Mr. Siegel has served as Chief Executive Officer of several travel and aviation related companies including: XOJET, Inc., gategroup AG, US Airways, Avis Budget Group, Inc., and Continental Express. Mr. Siegel also served in various senior management roles at Continental Airlines and Northwest Airlines. He began his career as a consultant with Bain & Company. He earned a master’s degree in business administration from Harvard Business School, with first-year honors, and a Bachelor of Science degree, magna cum laude, in applied mathematics-economics from Brown University.

Mr. Siegel recently served as a board member of URS Corporation (NYSE: URS) and for the past eight years has served on the Advisory Board of Trilantic Capital Partners, formerly Lehman Brothers Private Equity.

We believe Mr. Seigel is qualified to serve on our board of directors because of his education and business experience as described above.

Darrel J. Causbrook, director

Mr. Causbrook has been a Director of our company since 2015.  Darrel Causbrook is a Chartered Accountant with over 30 years of experience in the accountancy profession, having worked for both large and mid-sized accounting firms.  Over 10 years ago, Darrel established his own accounting practice (Causbrook and Associates), providing business and strategic advice to a variety of industries. Darrel’s professional interest includes financial reporting and corporate governance.

He holds a Bachelor of Commerce Degree from the University of Wollongong (1982), is a Fellow of Institute of Chartered Accountants in Australia, Fellow of CPA Australia and Fellow of the Taxation Institute of Australia and is a member of Australian Institute of Company Directors.

We believe Mr. Causbrook is qualified to serve on our board of directors because of his education and business experience as described above.

Term of Office

The directors serve until their successors are elected by the shareholders.  Vacancies on the Board of Directors may be filled by appointment of the majority of the continuing directors.  The executive officers serve at the discretion of the Board of Directors.

Family Relationships

None.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder is a party adverse to our company or any of our subsidiaries or has a material interest adverse to our company or any of our subsidiaries.

Our directors, executive officers and proposed directors have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended March 31, 2016, all filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with other than as disclosed in the table below:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Darrel J. Causbrook	Nil	Nil	1
Marc A. Bruner	1	Nil	Nil
Carmen J. Lotito	1	Nil	Nil

Board and Committee Meetings

All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors.  Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Wyoming corporate law and the By-laws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Board Leadership Structure

The positions of President and Chief Executive Officer were held by Marc A. Bruner, also a director, from September 15, 2015 until Mr. Bruner resigned from his roles as President, Chief Executive Officer and Director effective March 15, 2016. Currently, John R. Hislop holds the positions of interim President, interim Chief Executive Officer, Chief Financial Officer, Vice President, Secretary and director. David N. Siegel is currently the Chairman of the Board. We have determined that the leadership structure of our board of directors is appropriate, especially given the early stage of our development and the size of our company.

Director Independence

We currently act with three directors, John R. Hislop, David N. Siegel and Darrel J. Causbrook.  Marc A. Bruner resigned from his position as director effective March 15, 2016.  Our common stock is quoted on the OTCQB operated by the OTC Markets Group, which does not impose any director independence requirements. Under NASDAQ rule 5605(a)(2), a director is not independent if he or she is also an executive officer or employee of the corporation or was, at any time during the past three years, employed by the corporation. Using this definition of independent director, Mr. Hislop is not independent because he is an executive officer.  At the Meeting we intend to elect Mr. Hislop, Mr. Siegel and Mr. Causbrook as our directors.

Orientation and Continuing Education

We have an informal process to orient and educate new recruits to the board regarding the role of the board, our committees and our directors, as well as the nature and operations of our business.  This process provides for an orientation with key members of the management staff, and further provides access to materials necessary to inform them of the information required to carry out their responsibilities as a board member.  This information includes the most recent board approved budget, the most recent annual report, the audited financial statements and copies of the interim quarterly financial statements.

The board does not provide continuing education for its directors.  Each director is responsible to maintain the skills and knowledge necessary to meet his or her obligations as directors.

Nomination of Directors

There have been no material changes to the procedures by which our shareholders may recommend nominees to our board of directors during the year ended March 31, 2016. Shareholders may contact our interim President, John Hislop, to recommend nominees to our board of directors.

The board is responsible for identifying new director nominees.  In identifying candidates for membership on the board, the board takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the board.  As part of the process, the board, together with management, is responsible for conducting background searches, and is empowered to retain search firms to assist in the nominations process.  Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the board.

Compensation

The board is responsible for determining compensation for the directors and executive officers of our company to ensure it reflects the responsibilities and risks of being a director or executive officer, as applicable, of a public company.  Our board of directors believes the executive equity compensation plan further described herein is an appropriate plan to ensure the retention of our current directors and executive officers.  For more information on said plan, see “Proposal No. 3, Approval of Executive Equity Compensation Plan.”

Assessments

The board intends that individual director assessments will eventually be conducted by other directors, taking into account each director’s contributions at board meetings, service on committees, experience base, and their general ability to contribute to one or more of our company’s major needs.  However, due to our stage of development and our need to deal with other urgent priorities, the board has not yet implemented such a process of assessment.

Committees

Our only standing committee of the board of directors is our audit committee. We do not have a nominating committee or a compensation committee. Our board of directors believes that it is not necessary to have a standing nominating committee or compensation committee because of the early stage of our development and the size of our company.

Audit Committee

Our audit committee consists of our director, John Hislop. Because Mr. Hislop is an executive officer of our company, he is not independent.

Our board of directors has determined that John Hislop qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K.  Mr. Hislop, who is currently our interim President, interim Chief Executive Officer and Chief Financial Officer and a director, is not an independent director.  We believe that Mr. Hislop is financially literate and is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.  In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have generated minimum revenues to date.

Since the commencement of our company’s most recently completed financial year, our company has not relied on the exemptions contained in sections 2.4 or 8 of National Instrument 52-110 of the Canadian Securities Administrators.  Section 2.4 (De Minimis Non-audit Services) provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees relates to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided.  Section 8 (Exemptions) permits a company to apply to a securities regulatory authority for an exemption from the requirements of National Instrument 52-110 in whole or in part. We are relying on the exemption provided by section 6.1 of NI 52-110 which provides that we, as a venture issuer, are not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

The audit committee has adopted specific policies and procedures for the engagement of non-audit services as set out in the Audit Committee Charter of our company. In meeting its responsibilities, the Audit Committee is expected to select the independent accountants, considering independence and effectiveness, approve all audit and non-audit services in advance of the provision of such services and the fees and other compensation to be paid to the independent accountants, and oversee the services rendered by the independent accountants (including the resolution of disagreements between management and the independent accountants regarding preparation of financial statements) for the purpose of preparing or issuing an audit report or related work. In addition, the Audit Committee is expected to periodically review and discuss with the independent accountants all significant relationships the independent accountants have with our company to determine the independence of the independent accountants, including a review of service fees for audit and non-audit services.

Our Audit Committee Charter was filed with the Securities and Exchange Commission as Exhibit 99.1 to our annual report on Form 10K filed on February 9, 2011.

Audit Committee Report

Our audit committee oversees our financial reporting process. Management has primary responsibility for our financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, our audit committee reviewed the audited financial statements in the annual report on Form 10-K for the year ended March 31, 2016, with management including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

Our audit committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgments as to our accounting principles and such other matters as are required to be discussed with our audit committee under auditing standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed results of the independent registered public accounting firm’s examination of the financial statements. In addition, our audit committee discussed with the independent registered public accounting firm its independence from management and our company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” Our audit committee also considered whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for the year ended March 31, 2016, filed with the Securities and Exchange Commission.

Member of the Audit Committee

John R. Hislop

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Executive Compensation

Following are the particulars of all compensation paid or accruing to our named executive officers for the last two fiscal years ended.

Summary Compensation Table
Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Stock Awards (US$)	Option Awards (US$)	Nonequity Incentive Plan Compensation (US$)	Non-qualified Deferred Compensation Earnings (US$)	All Other Compensation (US$)	Total (US$)
John R. Hislop President, Chief Executive Officer, Secretary, Chief Financial Officer and Director	2015 2014	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	42,000 (1) 42,000 (1)	$42,000 $42,000
Carmen J. Lotito Vice President	2016 2015	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	$180,000 (2) Nil	$180,000 Nil
Andrew Logan (3)	2016 2015	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil

(1)

Effective November 1, 2010, our company signed a management agreement which provides for the provision of management services for a fee of $3,500 per month.  This arrangement is between our company and Caravel Management Corp., a private management company owned by Mr. Hislop.

(2)

Our subsidiary Nation Australia currently has a compensation agreement with Carmen J. Lotito, our Vice President, to provided operational and management services for $20,000 per month, on a month-to-month agreement.

(3)

Our subsidiary Nation Australia currently has a compensation agreement with Andrew Logan, its President and Director, to provided operational and business development services for $25,000 per month, on a month-to-month agreement.

Employment or Consulting Agreements

Other than as described below, we have not entered into any employment or consulting agreements with any of our current officers or directors.

On January 1, 2009, we entered into a written contract with Caravel Management Corp., a private company owned by our sole officer and director, John Hislop, to provide office rent, reception, compliance and accounting services for $7,865 per month.  The term of this agreement commenced on January 1, 2009 and continues on a month to month basis unless terminated by the parties; the agreement may be terminated by either party upon 30 days’ notice.  Subsequently, we amended our agreement with Caravel Management Corp. to reduce the monthly charge for administrative services to $3,500 per month, effective November 1, 2010.

Nation Australia currently has a compensation arrangement with Carmen J. Lotito, the Company’s Vice President, to provide operational and management services for $20,000 per month, on a month-to-month agreement. Nation Australia also has an arrangement with Andrew Logan, the president and a director of Nation Australia, to provide operational and business development services for $25,000 per month, on a month-to-month agreement.

Outstanding Equity Awards at Fiscal Year-End

None of our named executive officers held any unexercised options or stock awards that had not vested or equity incentive plan awards as of March 31, 2016.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers were eligible to receive stock options at the discretion of our board of directors under the now-terminated 1999 Stock Option Plan. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options or other equity may be granted at the discretion of our board of directors, in the event that the 2016 Equity Incentive Plan is approved by the Company’s shareholders at the 2016 Annual Meeting.

We have no compensatory plan or arrangement with respect to any officer that results or will result in the payment of compensation in any form from the resignation, retirement or any other termination of employment of such officer's employment with our company, from a change in control of our company or a change in such officer's responsibilities following a change in control.

Compensation of Directors

We reimburse our directors for expenses incurred in connection with attending board meetings but did not pay director's fees or other cash compensation for services rendered as a director in the year ended March 31, 2016.

We have no standard arrangement pursuant to which our directors are compensated for their services in their capacity as directors except for the granting from time to time of incentive equity, in the event that the 2016 Equity Incentive Plan is approved by the Company’s shareholders at the 2016 Annual Meeting.  The board of directors may award special remuneration to any director undertaking any special services on behalf of our company other than services ordinarily required of a director.

Transactions with Related Persons

Except as otherwise indicated below, since April 1, 2014, there has been no transaction, or currently proposed transaction, in which our company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

(a)	Any director or executive officer of our company;

(b)	Any person who beneficially owns, directly or indirectly, more than 5% of any class of our voting securities; and

(c)	Any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the foregoing persons.

We entered into loan agreements with Caravel and John Hislop in 2003 and 2004 to fund operations.  Caravel is a private management company that is wholly-owned by John Hislop, our chief financial officer and director. The terms of these loan agreements provided that any principal amount outstanding is payable upon demand and bears interest at 15% per annum, payable quarterly. On March 31, 2006, we consolidated and restructured the loans.  As part of the restructuring, we borrowed an additional C$250,000 (US $203,932).  The new loan bore interest at 15% per annum, calculated and compounded monthly and payable quarterly. Any principal amount outstanding under the loan was payable upon demand.  The loan was payable in Canadian dollars and was secured by a Promissory Note.  As of July 28, 2015, the principal balance of the loan and accrued interest payable totaling $1,108,165 were settled in full as part of the debt settlement agreement described below.

On July 18, 2014, we entered into a promissory note with an officer and director, John Hislop for US$50,000. The loan bore interest calculated quarterly, not in advance, at a rate of 15% per annum.  The note was payable upon demand by Mr. Hislop, both before and after each of maturity, default and judgment commencing effective July 18, 2014. As of July 28, 2015, the principal balance of the loan and accrued interest payable totaling $57,726 were settled in full as part of the debt settlement agreement described below.

On September 2, 2014, we entered into a promissory note with an officer and director, John Hislop for C$20,000 (US$16,012). The loan bore interest calculated quarterly, not in advance, at a rate of 15% per annum. The note was payable upon demand by Mr. Hislop, both before and after each of maturity, default and judgment commencing effective September 2, 2014. As of July 28, 2015, the principal balance of the loan and accrued interest payable totaling $17,690 were settled in full as part of the debt settlement agreement described below.

On January 29, 2015, we entered into a promissory note with an officer and director, John Hislop (“Lender”) for C$50,000 (US$40,030). The loan bore interest calculated quarterly, not in advance, at a rate of 15% per annum. The note was payable upon demand by the Lender, both before and after each of maturity, default and judgment commencing effective January 29, 2015. As of July 28, 2015, the principal balance of the loan and accrued interest payable totaling $41,612 were settled in full as part of the debt settlement agreement described below.

On April 21, 2015, we entered into a debt settlement and subscription agreement with our chief financial officer and director, John Hislop whereby we agreed to settle a portion of the indebtedness, in the amount of $1,340,000, by allotting and issuing to John Hislop 134,000,000 shares of our common stock at a deemed price of $0.01 per share.  On April 24, 2015, we announced that we had issued 134,000,000 shares of our common stock at a deemed price of $0.01 per share to Mr. Hislop.  However, due to a technical flaw in the process of adopting the amendment to our Articles of Incorporation (announced on February 3, 2014), we were only authorized to issue 100,000,000 shares of our common stock on April 23, 2015, and the issuance to Mr. Hislop on April 23, 2015, was therefore void.  On June 29, 2015, we sent to our shareholders a proxy statement for a shareholder meeting to be held July 22, 2015, at which meeting we proposed to rectify the technical flaw in our earlier effort to increase our authorized capital.  On July 28, 2015, we closed the debt settlement agreement and reissued the 134,000,000 shares to Mr. Hislop pursuant to the debt settlement and subscription agreement which settled a debt to Mr. Hislop equal to $1,340,000 immediately following shareholder approval of the increase in our authorized capital on July 23, 2015. The shares were valued at $4,690,000 ($0.035 per share based upon market price). The Company recorded a loss on extinguishment of debt of $3,350,000.

As of August 4, 2015, Paltar Nation Limited Partnership (“Paltar Nation”) entered into a secured convertible note purchase agreement with David N. Siegel Family Trust 2015 (the “2015 Secured Note Purchase Agreement”), pursuant to which Paltar Nation issued a secured convertible promissory note in the principal amount of $584,000 in consideration for $584,000.  The secured convertible promissory note bears interest at the rate of 10% per annum (15% per annum on and after the maturity date or an Event of Default (as defined below)) and matures on August 4, 2016.  The entire unpaid principal sum of the secured convertible promissory note will become immediately due and payable upon a material breach by (a) Paltar Nation of the note, another note or the 2015 Secured Note Purchase Agreement, or (b) Wotan Group Limited, an Australian limited company, of the Wotan Pledge, described below, in each case that is not cured within 30 days of such breach (referred to as an “Event of Default”).

The 2015 Secured Note Purchase Agreement also contemplates sales of additional secured convertible promissory notes up to an aggregate maximum of $5,000,000 (including the initial $584,000 sale to David N. Siegel Family Trust 2015).  The secured convertible promissory note issued to Michael B. Cox, described below, has been issued pursuant to the 2015 Secured Note Purchase Agreement.

Upon a sale of Paltar Nation’s limited partnership interests (“Interests”) in a single transaction or a series of related transactions yielding gross cash proceeds to Paltar Nation of at least $20,000,000 (including $584,000 from the sale of the secured convertible promissory note to David N. Siegel Family Trust 2015 and including $100,000 from the sale of the secured convertible promissory note to Michael B. Cox) on or before the maturity dates of the notes (the “Qualified Financing”), the principal and any accrued but unpaid interest under the notes will automatically be converted into Interests.  The Interests to be issued to David N. Siegel Family Trust 2015 upon conversion will be equal to the quotient obtained by dividing (i) the entire principal amount of the note plus any accrued but unpaid interest under the note by (ii) 80.00% of the per-Interest price of the Interests sold to persons other than David N. Siegel Family Trust 2015 and other holders of the notes, if any, in the Qualified Financing.

In connection with the secured convertible note purchase agreement, Paltar Nation entered into a pledge agreement dated as of August 4, 2015 with Wotan Group Limited (the “Wotan Pledge”), pursuant to which Wotan Group Limited pledged to each of David N. Siegel Family Trust 2015 and any future secured noteholders pursuant to the 2015 Secured Note Purchase Agreement (of which Michael B. Cox is one) a continuing first priority security interest in a number of Wotan Group Limited’s shares of Paltar Petroleum Limited equal to five multiplied by the sum of the aggregate outstanding principal amounts owed under each noteholder’s respective note and Paltar Nation agreed to pay a commitment fee to Wotan Group Limited equal to $250,000 from the proceeds of the secured convertible promissory notes upon the receipt by Paltar Nation of proceeds from the sale of such notes equal to or greater than $2,500,000 in the aggregate and an additional commitment fee of $250,000 upon conversion of all of such notes.

As of June 30, 2016, the principal balance of the loan was $584,000 and accrued interest payable of $52,960. The loan was not repaid on August 4, 2016 and continues to accrue interest at a rate of 15% per annum.

On August 5, 2015, we entered into a promissory note with an officer and director, John Hislop for C$10,000 (US$7,742). The loan bears interest calculated quarterly, not in advance, at a rate of 15% per annum. The note is payable upon demand by Mr. Hislop, both before and after each of maturity, default and judgment commencing effective August 5, 2015. The principal sum and all accrued and unpaid interest will become due and payable on August 5, 2017. As of June 30, 2016, the principal balance of the loan was $7,742 and accrued interest payable of $1,050.

On August 25, 2015, we entered into a promissory note with an officer and director, John Hislop for $10,000. The loan bears interest calculated quarterly, not in advance, at a rate of 15% per annum. The note is payable upon demand by Mr. Hislop, both before and after each of maturity, default and judgment commencing effective August 25, 2015. The principal sum and all accrued and unpaid interest will become due and payable on August 25, 2017. As of June 30, 2016, the principal balance of the loan was $10,000 and accrued interest payable of $1,270.

On September 10, 2015, we entered into a promissory note with an officer and director, John Hislop for C$6,000 (US$4,645). The loan bears interest calculated quarterly, not in advance, at a rate of 15% per annum. The note is payable upon demand by Mr. Hislop, both before and after each of maturity, default and judgment commencing effective September 10, 2015. The principal sum and all accrued and unpaid interest will become due and payable on September 10, 2017. As of June 30, 2016, the principal balance of the loan was $4,645 and accrued interest payable of $561.

On September 24, 2015, we entered into a promissory note with an officer and director, John Hislop for $5,000. The loan bears interest calculated quarterly, not in advance, at a rate of 15% per annum. The note is payable upon demand by Mr. Hislop, both before and after each of maturity, default and judgment commencing effective September 24, 2015. The principal sum and all accrued and unpaid interest will become due and payable on September 24, 2017. As of June 30, 2016, the principal balance of the loan was $5,000 and accrued interest payable of $573.

On September 30, 2015, Paltar Nation entered into a promissory note with a director, David N. Siegel Dynasty Trust dated November 16, 2015 for $14,210. The loan bears interest at a rate of 10% per annum from the disbursement date of the funds. The principal sum and all accrued and unpaid interest will become due and payable on September 30, 2016. As of June 30, 2016, the principal balance of the loan was $14,210 and accrued interest payable of $1,266.

On October 29, 2015, the Company entered into a promissory note with a related party, John Hislop for $7,960. The loan bears interest calculated quarterly, not in advance, at a rate of 15% per annum. The note is payable upon demand by Mr. Hislop, both before and after each of maturity, default and judgment commencing effective October 29, 2015. The principal sum and all accrued and unpaid interest will become due and payable on October 29, 2022. As of June 30, 2016, the principal balance of the loan was $7,960 and accrued interest payable of $805.

On March 31, 2016, Paltar Nation entered into a promissory note with a director, David N. Siegel Revocable Trust 2009 for $188,483. The loan bears interest at a rate of 10% per annum from the disbursement date of the funds. The principal sum and all accrued and unpaid interest will become due and payable on March 31, 2017. As of June 30, 2016, the principal balance of the loan was $188,483 and accrued interest payable of $6,463.

On April 8, 2016, Paltar Nation entered into a promissory note with a director, David N. Siegel Revocable Trust 2009 for $25,000. The loan will bear interest at a rate of 10% per annum. The principal sum and all accrued and unpaid interest will become due and payable on April 8, 2017. As of June 30, 2016, the principal balance of the loan was $25,000 and accrued interest payable of $576.

On May 3, 2016, Paltar Nation entered into a promissory note with a director, David N. Siegel Revocable Trust 2009 for $34,000. The loan will bear interest at a rate of 10% per annum. The principal sum and all accrued and unpaid interest will become due and payable on May 3, 2017. As of June 30, 2016, the principal balance of the loan was $34,000 and accrued interest payable of $548.

On May 31, 2016, we entered into a promissory note with an officer and director, John Hislop for $23,100. The loan bears interest calculated quarterly, not in advance, at a rate of 15% per annum both before and after each of maturity, default and judgment commencing effective May 31, 2016. The principal sum and all accrued and unpaid interest will become due and payable on May 31, 2023. As of June 30, 2016, the principal balance of the loan was $23,100 and accrued interest payable of $285.

On May 31, 2016, Nation Australia entered into a promissory note with Paltar Petroleum Limited for AUD$24,322,501 (US$18,078,915). Interest shall accrue from the date of this promissory note on the unpaid principal amount hereunder at a rate equal to 5.00% per annum; provided, that on and after the maturity date of May 31, 2019 or an event of default, interest shall accrue from and after such date on the unpaid principal and all accrued but unpaid interest of this note at a rate equal to 10.00% per annum.  As of June 30, 2016, the principal balance of the loan was $18,078,945 and accrued interest payable was $76,773.

Proposal No. 2
Ratification of the Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our shareholders to ratify the appointment of SingerLewak LLP as our independent registered public accounting firm.  Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our shareholders.

Representatives of SingerLewak LLP are not expected to be present at the Meeting. However, we will provide contact information for SingerLewak LLP to any shareholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm.

Our Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On May 1, 2015, we received notice that our auditing firm StarkSchenkein, LLP announced that certain individuals have joined the practice of SingerLewak LLP. As a result, StarkSchenkein, LLP resigned as our independent registered public accounting firm, effective as of June 24, 2015.

StarkSchenkein, LLP's reports on the financial statements of our company for the years ended March 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of our ability to continue as a going concern.

There have been no disagreements during the fiscal years ended March 31, 2016 and 2015 and the subsequent interim period up to and including the date of resignation between our company and StarkSchenkein, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of StarkSchenkein, LLP, would have caused them to make reference to the subject matter of the disagreement in connection with StarkSchenkein LLP’s report.

On June 26, 2015, we appointed SingerLewak LLP as our new independent registered public accounting firm.  Our board of directors approved the engagement of SingerLewak LLP.

We did not consult with SingerLewak LLP during the fiscal years ended March 31, 2015 and 2014 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to our company nor oral advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

Audit Fees

Our company booked the following aggregate fees billed by SingerLewak LLP for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2016 and by StarkSchenkein, LLP for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2015, and for the review of quarterly financial statements included in our Quarterly Reports were as follows:

	Year Ended March 31, 2016	Year Ended March 31, 2015
Audit Fees*	$36,500	$25,500
Audit Related Fees	$Nil	$Nil
Tax Fees	$2,100	$2,250
All Other Fees	$1,000	$960
Total	$39,600	$28,710

In the above table, “audit fees” are fees billed by our company’s external auditor for services provided in auditing our company’s annual financial statements for the subject year along with reviews of interim quarterly financial statements. “Audit-related-fees” are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit review of our company’s financial statements.  “Tax fees” are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning.  “All other fees” are fees billed by the auditor for products and services not included in the foregoing categories.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The board of directors pre-approves all services provided by our independent auditors.  All of the above services and fees were reviewed and approved by the board of directors before the respective services were rendered.

The board of directors has considered the nature and amount of fees billed by SingerLewak LLP and believes that the provision of services for activities unrelated to the audit was compatible with maintaining SingerLewak LLP as auditors.

Proposal No. 3

Approval of Director and Officer Equity Compensation Plan

The 2016 Equity Incentive Plan is aimed at promoting the success and value of our company by providing incentives to directors, officers, employees and consultants for outstanding performance to generate superior returns to our shareholders.  The plan Administrator may, at its discretion, grant Awards in the form of options, restricted stock, restricted stock units, performance awards, deferred stock, stock payment awards, or stock appreciation rights to any eligible individual(s) under the plan, such eligible individuals including any person who is an employee of the Company or its subsidiaries, a consultant or advisor who provides services to the Company, or a non-employee director of the Company.  Such eligible individuals would include John R. Hislop, a director and our interim President, interim Chief Executive Officer, Vice President, Secretary and Chief Financial Officer, our proposed directors David N. Siegel and Darrel J. Causbrook upon shareholder approval of such role, Carmen J. Lotito, our Vice President, Andrew Logan, director and President of our subsidiary Nation Australia, and a currently indeterminable number of third-party consultants and advisors.  For further information regarding the specifics of the 2016 Equity Incentive Plan, please see a copy of said plan attached hereto.

The aggregate number of shares of Common Stock which may be issued or transferred pursuant to awards under the plan is 210,004,000 shares, which is 20% of the total currently authorized and outstanding shares of Common Stock of the Company.

The grants to be awarded under the plan will be determined by the Administrator at a later date following shareholder approval of the plan.  The specific benefits and amounts that will be received by or allocated to eligible individuals under the plan are unable to be determined at this time.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Meeting other than the election of director and the approval of the executive compensation plan.

John Hislop, interim President and Chief Executive Officer, Chief Financial Officer, Vice President, Secretary and director, David N. Siegel, Chairman of the Board and director, Darrel J. Causbrook, director, Carmen J. Lotito, Vice President, and Andrew Logan, director and President of Nation Australia, each have substantial interest in the approval of the executive compensation plan.

 “Householding” of Proxy Materials

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more shareholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for shareholders and cost savings for companies.

Although we do not intend to household for our shareholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of proxy statement or annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Shareholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request householding of their communications should contact their brokers.

Shareholder Proposals

Shareholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of shareholders must be received by no later than March 1, 2017. If we change the date of our next annual meeting of shareholders by more than 30 days from the date of this year’s annual meeting of shareholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to Nation Energy Inc., RPO Box 60610 Granville Park, Vancouver, British Columbia V6H 4B9, Attention: President.

Where You Can Find More Information

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with that act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F. Street NE, Washington, DC 20549 or may be accessed at www.sec.gov.

Other Matters

Our board of directors does not intend to bring any other business before the Meeting, and so far as is known to our board of directors, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named on the proxy to vote the shares represented by the proxy on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

            /s/  David N. Siegel
David N. Siegel

Chairman of the Board

November 1, 2016

2016 EQUITY INCENTIVE PLAN

1.            Purpose of the Plan.  The purpose of the 2016 Equity Incentive Plan (the “Plan”) is to promote the success and enhance the value of Nation Energy, Inc. (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

2.            Definitions.  As used herein, the following definitions shall apply:

(a)          “Administrator” means the Board or a Committee designated by the Board.

(b)          “Award” means an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

(c)          “Award Agreement” means any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

(d)          “Board” means the Board of Directors of the Company.

(e)          “Cause” means (i) conviction of any felony or other criminal act involving fraud; (ii) willful misconduct that results in a material economic detriment to the Company; (iii) material violation of Company policies and directives, which is not cured after written notice and an opportunity for cure; (iv) continued refusal by the Participant to perform the Participant’s duties after written notice identifying the deficiencies and an opportunity for cure; (v) a material violation by the Participant of any material covenants to the Company and (vi) such other actions constituting cause under applicable common law. No action or inaction shall be deemed willful if not demonstrably willful and if taken or not taken by the Participant in good faith and with the understanding that such action or inaction was not adverse to the best interests of the Company. Reference in this definition to the Company shall also include direct and indirect Subsidiaries of the Company, and materiality shall be measured based on the action or inaction and the impact upon the Company taken as a whole

(f)           “Change in Control” means the occurrence of any of the following events:

(i)            A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii)           A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)          A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this Section 2(e)(iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)          “Code” means the Internal Revenue Code of 1986, as amended.

(h)          “Committee” means the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 15(a) herein.

(i)            “Common Stock” means the common stock of the Company.

(j)            “Company” means Nation Energy, Inc., a Wyoming corporation.

(k)          “Consultant” means any consultant or adviser engaged to provide services to the Company or any Subsidiary.

(l)            “Covered Employee” means any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(m)         “Deferred Stock” means a right to receive Common Stock awarded under Section 12(c) herein.

(n)          “Director” means a member of the Board.

(o)          “Dividend Equivalent” means a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 12(a).

(p)          “Effective Date” means the date the Plan is approved by the Board, subject to approval of the Plan by the Company’s stockholders.

(q)          “Eligible Individual” means any person who is an Employee, a Consultant or a Nonemployee Director, as determined by the Committee.

(r)           “Employee” means any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Subsidiary.

(s)           “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

(t)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u)          “Fair Market Value” means, as of any given date, the value of a share of Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market) or national market system, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)           If the Common Stock is not listed on an established stock exchange or national market system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of

Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)          If the Common Stock is neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

(v)          “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

(w)          “Incentive Stock Option” means an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

(x)          “Nonemployee Director” means a Director of the Company who is not an Employee.

(y)          “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

(z)           “Option” means a right to purchase shares of Common Stock at a specified exercise price, granted under Section 6. An Option shall be either a Nonqualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Nonemployee Directors and Consultants shall be Nonqualified Stock Options.

(aa)         “Participant” means the holder of an outstanding Award.

(bb)        “Performance” Award means either a Performance Share or Performance Unit.

(cc)        "Performance Share" means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(dd)        "Performance Unit" means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(ee)        “PerformanceBased Compensation” means any compensation that is intended to qualify as “performancebased compensation” as described in Section 162(m)(4)(C) of the Code.

(ff)           “Plan” means this 2016 Equity Incentive Award Plan, as it may be amended or restated from time to time.

(gg)        “Public Trading Date” means the first date upon which Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

(hh)        “Restricted Stock” means Common Stock awarded under Section 8 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

(ii)           “Restricted Stock Units” means the right to receive Common Stock awarded under Section 9.

(jj)           “Securities Act” means the Securities Act of 1933, as amended.

(kk)        “Stock Appreciation Right” means a stock appreciation right granted under Section 10.

(ll)           “Stock Payment” means (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a bonus, deferred compensation or other arrangement, awarded under Section 12(c).

(mm)    “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

(nn)        “Substitute Award” means an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

(a)          “Termination of Service” means:

(i)            As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(ii)           As to a Nonemployee Director, the time when a Participant who is a Nonemployee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(i)          As to an Employee, the time when the employeeemployer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to a Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employeeemployer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Participant’s employeeemployer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spinoff).

3.            Shares Subject to the Plan

(a)          Number of Shares.

(i)            Subject to Section 14(b) and Section 3(a)(ii) the aggregate number of shares of Common Stock which may be issued or transferred pursuant to Awards under the Plan is 210,004,000 shares; provided, however, no more than 210,004,000 shares of Common Stock may be issued upon the exercise of Incentive Stock Options.

(ii)           To the extent that an Award terminates, expires, or lapses for any reason, or an Award is settled in cash without the delivery of shares to the Participant, then any shares of Common Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. Any shares of Common Stock repurchased by the Company prior to vesting so that such shares are returned to the Company will again be available for Awards. To the extent permitted by applicable law or any exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Common Stock available for grant pursuant to the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3(a)(ii), no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(b)          Stock Distributed. Any Common Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

4.            Granting of Awards.

(a)          Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan.  No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

(b)          Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as PerformanceBased Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

(c)          Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

(d)          AtWill Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Participant any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Subsidiary.

(e)          Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Nonemployee Directors or Consultants, or in order to comply with the requirements of any foreign stock exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign stock exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign stock exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Securities Act or any other securities law or governing statute or any other applicable law.

(f)           StandAlone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

5.            Provisions Applicable to Awards Intended to Qualify as Performance-based Compensation.

(a)          Purpose. The Committee, in its sole discretion, may determine whether an Award is to qualify as PerformanceBased Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as PerformanceBased Compensation, then the provisions of this Section 5 shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 5 and that are not intended to qualify as PerformanceBased Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance Based Compensation payable to a Covered Employee shall be determined on the basis of GAAP.

(b)          Applicability. The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

(c)          Types of Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as PerformanceBased Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Objectives, and any performance or incentive Awards described in Section 10 that vest or become exercisable or payable upon the attainment of one or more specified Performance Objectives.

(d)          Payment of PerformanceBased Awards. Unless otherwise provided in the applicable Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as PerformanceBased Compensation, the Participant must be employed by the Company or a Subsidiary throughout the Performance Period. Furthermore, a Participant shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Objectives for such period are achieved.

(e)          Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to an Eligible Individual and is intended to qualify as PerformanceBased Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as PerformanceBased Compensation, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

6.            Granting of Options.

(a)          Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

(b)          Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation of the Company (as defined in Section 424(f) of the Code). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such

Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Participant, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan, and all other plans of the Company and any Subsidiary or parent corporation thereof (as defined in Section 424(e) of the Code), exceeds $100,000, the Options shall be treated as NonQualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted.

(c)          Option Exercise Price. The exercise price per share of Common Stock subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code), unless otherwise determined by the Administrator. In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

(d)          Option Term. The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Options, which time period may not extend beyond the term of the Option term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Participant, and may amend any other term or condition of such Option relating to such a Termination of Service.

(e)          Option Vesting.

(i)            The Administrator shall determine the period during which a Participant shall vest in an Option and have the right to exercise such Option in whole or in part. Such vesting may be based on service with the Company or any Subsidiary, any of the Performance Criteria, or any other criteria selected by the Administrator. At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(ii)           No portion of an Option which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

(f)           Substitute Awards. Notwithstanding the foregoing provisions of this

Section 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

(g)          Substitution of Stock Appreciation Rights. The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Common Stock for which such substituted Option would have been exercisable.

7.            Exercise of Options.

(a)          Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

(b)          Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(i)            A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option.

(ii)           Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stoptransfer notices to agents and registrars;

(iii)          In the event that the Option shall be exercised pursuant to Section 13(a) by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option; and

(iv)         Full payment of the exercise price and applicable withholding taxes to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 13(a) and 13(b).

(c)          Notification Regarding Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Participant, or (b) one year after the transfer of such shares to such Participant.

8.            Award of Restricted Stock.

(a)          Award of Restricted Stock.

(i)            The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(ii)           The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(b)          Rights as Stockholders. Subject to Section 8(d), upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 8.3.

(c)          Restrictions. All shares of Restricted Stock (including any shares received by Participants thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

(d)          Repurchase or Forfeiture of Restricted Stock. If no price was paid by the Participant for the Restricted Stock, upon a Termination of Service the Participant’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Participant for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in the Award Agreement The

Administrator in its sole discretion may provide that in the event of certain events, including a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service or any other event, the Participant’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

(e)          Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

(f)           Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

9.             Awards of Restricted Stock Units.

(a)        Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)        Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

(c)        Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)        Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)        Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10.          Award of Performance Units and Performance Shares,

(a)          Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)          Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)          Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)          Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)          Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)           Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.          Award of Stock Appreciation Rights

a.            Grant of Stock Appreciation Rights.

(i)            The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(ii)           A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the per share Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per share of Common Stock subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted, unless determined otherwise by the Administrator.

(iii)          Notwithstanding the foregoing provisions of Section 11(a)(ii) to the contrary, in the case of an Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

(b)          Stock Appreciation Right Vesting.

(i)            The Administrator shall determine the period during which a Participant shall vest in a Stock Appreciation Right and have the right to exercise such Stock Appreciation Right in whole or in part. Such vesting may be based on service with the Company or any Subsidiary, or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

(ii)           No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

(c)          Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(i)            A written notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(ii)           Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(iii)          In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 11(c)(iii) by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

(d)          Payment. Payment of the amount determined under Section 11(a)(i) above shall be in cash, shares of Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

12.          Dividend Equivalents, Deferred Stock, Stock Payments.

(a)          Dividend Equivalents.

(i)            Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Participant and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(ii)           Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights, unless otherwise determined by the Administrator.

(b)          Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Subsidiary, determined by the Administrator. Stock Payments may, but are not required to be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

(c)          Deferred Stock. The Administrator is authorized to grant Deferred Stock to any Eligible Individual. The number of shares of Deferred Stock shall be determined by the Administrator and may be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Subsidiary, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or other conditions or criteria set by the Administrator. Unless otherwise provided by the Administrator, a Participant of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued to the Participant.

(d)          Term. The term of a Dividend Equivalent award, Deferred Stock award, and/or Stock Payment award shall be set by the Administrator in its sole discretion.

(e)          Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of shares of Deferred Stock or shares distributed as a Stock Payment award; provided, however, that value of the consideration shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable law.

(f)           Exercise upon Termination of Service. A  Dividend Equivalent award, Deferred Stock award, and/or Stock Payment award is exercisable or distributable only while the Participant is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion may provide that the Dividend Equivalent award, Deferred Stock award, and/or Stock Payment award may be exercised or distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service.

13.          Additional Terms of Awards.

(a)          Payment. The Administrator shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) shares of Common Stock (including, in the case of payment of the exercise price of an Award, shares of Common Stock issuable pursuant to the exercise of the Award) or shares of Common Stock held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which shares of Common Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(b)          Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement withhold, or allow a Participant to elect to have the Company withhold shares of Common Stock otherwise issuable under an Award (or allow the surrender of shares of Common Stock). Unless determined otherwise by the Administrator, the number of shares of Common Stock which may be so withheld or surrendered shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Common Stock, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a brokerassisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or

Stock Appreciation Right exercise price or any tax withholding obligation.

(c)          Transferability of Awards.

(i)            Except as otherwise provided in Section 13(c)(ii):

(1)          No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(2)          No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(3)          During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan; after the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(ii)           Notwithstanding Section 13(c)(i), the Administrator, in its sole discretion, may determine to permit a Participant to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer. For purposes of this Section 11.3(b), “Permitted Transferee” means, with respect to a Participant, any “family member” of the Participant, as defined under the instructions to use of the Form S8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Administrator after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

(iii)          Notwithstanding Section 13(c)(i), a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under applicable law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator prior to the Participant’s death.

(d)          Conditions to Issuance of Shares.

                                              i.                Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Common Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Common Stock are listed or traded, and the shares of Common Stock are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(i)            All Common Stock certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stoptransfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Common Stock is listed, quoted, or traded. The Administrator may place legends on any Common Stock certificate or book entry to reference restrictions applicable to the Common Stock.

(ii)           The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a windowperiod limitation, as may be imposed in the sole discretion of the Administrator.

(iii)          No fractional shares of Common Stock shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

(iv)         Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Common Stock issued in connection with any Award and instead such shares of Common Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

(e)          Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Participant to agree by separate written instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Participant incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Participant).

(f)           Repricing. Subject to Section 16(b), the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award, in whole or in part, to increase or reduce the price per share or to cancel and replace an Award, in whole or in part, with the grant of an Award having a price per share that is less than, greater than or equal to the price per share of the original Award.

14.          Non-Employee Director Awards

a.            Nonemployee Director Awards. In order to align the interests of Non-Employee Directors with those of the Company's stockholders, a portion of the compensation paid to Non-Employee Directors for their service to the Company will be paid through a grant of an equity-based Award under the Plan (each a "Director Equity Award").  Director Equity Awards may consist of Options, Restricted Stock, Restricted Stock Units, SARs, other equity-based Awards available under the Plan, or any combination of the foregoing, as determined by the Committee from time to time.

15.          Administration

(a)          Administrator. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and shall consist solely of two or more Nonemployee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “nonemployee director” as defined by Rule 16b3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of the NASDAQ Stock Market (or other principal securities market on which shares of Common Stock are traded); provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 13(a) or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Nonemployee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 13(f).

(b)          Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the holder of the Award that is the subject of any such Award Agreement are not affected adversely by such amendment, unless the consent of the Participant is obtained or such amendment is otherwise permitted under Section 16(j). Any such grant or award under the Plan need not be the same with respect to each holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

(c)          Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(d)          Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(i)            Designate Eligible Individuals to receive Awards;

(ii)           Determine the type or types of Awards to be granted to each Participant;

(iii)          Determine the number of Awards to be granted and the number of shares of Common Stock to which an Award will relate;

(iv)         Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to noncompetition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(v)          Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Common Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(vi)         Prescribe the form of each Award Agreement, which need not be identical for each Participant

(vii)         Decide all other matters that must be determined in connection with an Award;

(viii)       Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(ix)         Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(x)          Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

(e)          Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

(f)           Delegation of Authority. To the extent permitted by applicable law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards; provided, however, that in no event shall an officer be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegate appointed under this Section 15(f) shall serve in such capacity at the pleasure of the Board and the Committee.

16.          Miscellaneous Provisions

(a)          Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 16(a), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 16(b), increase the limits imposed in Section 3(a) on the maximum number of shares which may be issued under the Plan. Except as provided in Section 16(j), no amendment, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

(b)          Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(i)            In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3(a) on the maximum number and kind of shares which may be issued under the Plan); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as PerformanceBased Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(ii)           In the event of any transaction or event described in Section 16(b)(i) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles.

(1)          To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 16(b) the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested.

(2)          To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(3)          To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(4)          To provide that such Award shall be exercisable or

payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(5)          To provide that the Award cannot vest, be exercised or become payable after such event.

(iii)          In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 16(b)(i) and 16(b)(ii):

(1)          The number and type of securities subject to each outstanding Award and/or the exercise price or grant price thereof, if applicable, shall be equitably adjusted. The adjustments provided under this Section 16(b)(iii) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(2)          The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3(a) on the maximum number and kind of shares which may be issued under the Plan).

(iv)         Notwithstanding any other provision of the Plan, but subject to Section 16(b)(iv), in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation.

(v)          In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award upon a Change in Control, such Award shall become fully vested and, if applicable, exercisable and all forfeiture restrictions on such Award shall lapse, in each case, as of immediately prior to the consummation of such Change in Control. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Participant that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and the Award shall terminate upon the expiration of such period.

(vi)         The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(vii)        With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance Based Compensation, no adjustment or action described in this Section 16(b) or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as PerformanceBased Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 16(b) or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in shortswing profits liability under Section 16 or violate the exemptive conditions of Rule 16b3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(viii)       The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(1)          No action shall be taken under this Section 16(b) which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

(2)          In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

(c)          Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months of the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no shares of Common Stock shall be issued pursuant thereto prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

(d)          No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record owner of such shares of Common Stock.

(e)          Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

(f)           Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

(g)          Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

(h)          Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

(i)            Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Wyoming without regard to conflicts of laws thereof.

(j)            Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

(k)          No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

(l)            Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

(m)         Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(n)          Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

(o)          Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.